UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2009
INTEGRA BANK CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	0-13585	35-1632155

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 S.E. Third Street P.O. Box 868 Evansville, Indiana	47705-0868

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (812) 464-9677
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On October 29, 2009, Integra Bank Corporation (the “Company”) reported its results of operations for the quarter ended September 30, 2009. The Company’s earnings release for the quarter is attached as Exhibit 99(a) and the information set forth therein is incorporated herein by reference and constitutes a part of this report.
ITEM 7.01 REGULATION FD DISCLOSURE
The Company intends to present financial and other information during the conference call being held on October 29, 2009. The slides referred to during the conference call are attached as Exhibit 99(b) and the information set forth therein is incorporated herein by reference and constitutes a part of this report.
The information in this Current Report on Form 8-K, including the attached exhibit, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits
99(a)	Press Release, dated October 29, 2009, issued by the Company.

99(b)	Slides for Conference Call on October 29, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 29, 2009

INTEGRA BANK CORPORATION
By:	/s/ Martin M. Zorn
Martin M. Zorn
Chief Operating Officer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99(a)	Press Release, dated October 29, 2009
99(b)	Slides for Conference Call on October 29, 2009